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                                                                    EXHIBIT 24.1
                       SOUTHERN CALIFORNIA EDISON COMPANY
                               POWER OF ATTORNEY

                     The undersigned, Southern California Edison Company, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint JOHN E. BRYSON, BRYANT C. DANNER, ALAN J. FOHRER,
R. K. BUSHEY, KENNETH S. STEWART, C. ALEX MILLER, PATRICIA N. GLAZIER, VICTORIA W. SCHWARTZ, W. J. SCILACCI L. C. CLARK, DOROTHY J. FULCO, JOHN STADNIK, CHARLES COOKE and TERRY M. ADLHOCK, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, the quarterly reports on Form 10-Q for each of the first three quarters of fiscal year 1994 and from time to time during 1994 any current report on Form 8-K, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, for the purpose of complying with Sections 13 or 15(d) of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                     Executed at Rosemead, California, as of this 17th day of March, 1994.

                                        SOUTHERN CALIFORNIA EDISON COMPANY


                                        By           John E. Bryson
                                        ----------------------------------
                                                 Chairman of the Board
                                              and Chief Executive Officer


(Seal)

Attest

Kenneth S. Stewart
- -----------------------------
Secretary
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Principal Executive Officer:

      John E. Bryson
- ----------------------------              Chairman of the Board, Chief
      John E. Bryson                      Executive Officer and Director

Principal Financial Officer:

      Alan J. Fohrer
- -----------------------------             Senior Vice President
      Alan J. Fohrer                      and Chief Financial Officer

Controller and Principal Accounting Officer:

         R. K. Bushey
- -----------------------------             Vice President
         R. K. Bushey                     and Controller

Directors:

        Howard P. Allen
- -----------------------------             Director
        Howard P. Allen

        N. Barker, Jr.
- -----------------------------             Director
        N. Barker, Jr.

        Walter B. Gerken
- -----------------------------             Director
        Walter B. Gerken

        Joan C. Hanley
- -----------------------------             Director
        Joan C. Hanley

       Carl F. Huntsinger
- -----------------------------             Director
       Carl F. Huntsinger

        Luis G. Nogales
- -----------------------------             Director
        Luis G. Nogales

         J. J. Pinola
- -----------------------------             Director
         J. J. Pinola


      Henry T. Segerstrom
- -----------------------------             Director
      Henry T. Segerstrom

      E. L. Shannon, Jr.

- -----------------------------             Director
      E. L. Shannon, Jr.


      Daniel M. Tellep
- -----------------------------             Director
      Daniel M. Tellep







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      James D. Watkins
- -----------------------------             Director
      James D. Watkins

       Edward Zapanta
- -----------------------------             Director
       Edward Zapanta





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